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                                                                     Exhibit 4.3

                             CERTIFICATE OF TRUST OF
                            USBANCORP CAPITAL TRUST I

         THIS Certificate of Trust of USBANCORP Capital Trust I (the "Trust") is being duly executed and filed by The Bank of New York (Delaware), The Bank of New York, Terry K. Dunkle, Jeffrey A. Stopko and Anthony M. V. Eramo, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

         1. Name. The name of the business trust formed hereby is USBANCORP Capital Trust I.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                             THE BANK OF NEW YORK (DELAWARE),
                             not in its individual capacity but solely as Trustee of the Trust

                             By:____________________________________
                             Name:
                             Title:

                             THE BANK OF NEW YORK, not in its
                             individual capacity but solely as Trustee of the Trust

                             By:____________________________________
                             Name:
                             Title:



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                             ------------------------------------
                             TERRY K. DUNKLE, not in his individual
                             capacity but solely as Trustee of the Trust

                             ------------------------------------
                             JEFFREY A. STOPKO, not in his individual capacity but solely as Trustee of the Trust

                             ------------------------------------
                             ANTHONY M. V. ERAMO, not in his
                             individual capacity but solely as Trustee of the Trust